UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2018

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement

On October 5, 2018, Simmons First National Corporation (the “Company”) and U.S. Bank National Association (“U.S. Bank”) entered into a First Amendment (“Amendment”) to a Revolving Credit Agreement (“Credit Agreement”) and a Revolving Credit Note (“Note”), both of which were originally effective as of October 6, 2017, and described in a Form 8-K that the Company filed with the U.S. Securities and Exchange Commission on October 11, 2017. Pursuant to the Amendment, the expiration date of the Company’s line of credit with U.S. Bank established by the Credit Agreement and Note was extended from October 5, 2018, to October 4, 2019. In addition, the amount available to the Company under the line of credit was reduced from $75 million to $50 million, and the commitment fee on the unused portion of the line of credit was increased from an annual rate of 0.25% to 0.30%. There is currently no amount outstanding under the line of credit.

The foregoing is a summary of the material terms of the Amendment. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to Revolving Credit Agreement and Revolving Credit Note, dated as of October 5, 2018, by and between Simmons First National Corporation and U.S. Bank National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: October 5, 2018	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit	Description

10.1	First Amendment to Revolving Credit Agreement Revolving Credit Note, dated as of October 5, 2018, by and between Simmons First National Corporation and U.S. Bank National Association.